UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



	                           FORM 8-K

	                       CURRENT REPORT
	            PURSUANT TO SECTION 13 OR 15(D) OF THE
	               SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):
                    August 9, 2004 (August 9, 2004)



	                       Thomas Nelson, Inc.
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	        (Exact Name of Registrant as Specified in Charter)


      Tennessee                  1-13788                    62-0679364
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  (State or other        (Commission File Number)        (I.R.S. Employer
  Jurisdiction of                                        Identification No.)
  Incorporation)


               501 Nelson Place
               Nashville, Tennessee                  37214-1000
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              (Address of Principal                  (Zip Code)
                Executive Offices)




Registrant's telephone number, including area code:  615/889-9000




                             TABLE OF CONTENTS
                             -----------------

SIGNATURES
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EXHIBIT INDEX
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EX-99.1 PRESS RELEASE 08/09/04
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TABLE OF CONTENTS
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Item 7.   Financial Statements and Exhibits.

The following exhibit is furnished pursuant to Item 12:

     99.1  Press Release, August 9, 2004

Item 12.  Results of Operations and Financial Condition

     On August 9, 2004, Thomas Nelson, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.





	                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THOMAS NELSON, INC.


                                   By: /s/ Joe L. Powers
                                       -----------------------------
                                   Name:   Joe L. Powers
                                   Title:  Executive Vice President
                                           and Secretary


Date:  August 9, 2004



                              EXHIBIT INDEX


Exhibit
Numbers
-------

   99.1		News Release, August 9, 2004